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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 31, 1998


                          OMNIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-16449                 94-3046892
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  (State or jurisdiction of      (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


                         981 INDUSTRIAL WAY, BUILDING B
                          SAN CARLOS, CALIFORNIA 94070
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          (Address, including zip code, of principal executive offices)


       Registrant's Telephone Number, Including Area Code: (650) 642-7100


                         -------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

               OMNIS Technology Corporation (the "Company") purchased from Astoria Capital Partners, L.P. ("Astoria"), a significant shareholder, 124,564 shares of Series A Convertible Preferred Stock for an aggregate purchase price of $100 on December 31, 1998. The Company sold these shares to Astoria between April 1, 1998 and October 1, 1998, pursuant to a Series A Convertible Preferred Stock Purchase Agreement dated as of April 1, 1998, at a price of $8.02 per share. Each share of the Series A Convertible Preferred Stock converted into ten shares of common stock.

Item 7. Exhibits.

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Exhibit Number   Description
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
      10.1      Series A Convertible Preferred Stock Purchase Agreement dated December
                31, 1998
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     OMNIS TECHNOLOGY CORPORATION


Date:  January 13, 1999              By: /s/ GWYNETH M. GIBBS
                                        ---------------------------------------
                                        Gwyneth Gibbs, President, Interim Chief
                                        Executive Officer, and Interim Chief
                                        Financial Officer


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                  INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K
                             DATED JANUARY 13, 1999

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

Exhibit Number        Description
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
       10.1           Series A Convertible Preferred Stock Purchase Agreement dated
                      December 31, 1998
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                                TABLE OF CONTENTS
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                                                                                      PAGE

                             OMNIS TECHNOLOGY CORPORATION

                               STOCK PURCHASE AGREEMENT

                            SERIES A CONVERTIBLE PREFERRED



                                   TABLE OF CONTENTS


1.      Purchase and Sale of Preferred Stock.................................................1


2.      Representations and Warranties of Astoria............................................1


3.      Representations and Warranties of the Company........................................2


4.      Miscellaneous........................................................................5
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